UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 6, 2005

                                   IPEX, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                    000-50774                41-2052984
 (State or Other Jurisdiction     (Commission File          (I.R.S. Employer
      of Incorporation)                Number)            Identification Number)

             9255 Towne Centre Drive, Suite 235, San Diego, CA 92121
               (Address of principal executive offices) (zip code)

                                 (858) 720-8000
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On July 6, 2005, IPEX, Inc. (the "Company") appointed Sothi Thillairajah as the Company's Chief Operating Officer. Also on July 6, 2005, Carl Perkins' position was changed from Chief Operating Officer to Chief Technology Officer.

      From June 2004 to January 2005, Mr. Thillairajah was a Director in the derivatives group of Societe Generale, focusing on hedge funds. From April 2002 to November 2004, Mr. Thillairajah was head of linear options sales for Commerz Bank. From June 2001 to April 2002, Mr. Thillairajah studied at the New York Institute of Finance. From December 2000 to June 2001, Mr. Thillairajah was Vice President of international equity sales for BNP Paribas. From July 1997 to March 2000, Mr. Thillairajah was a principal of Bankers Trust in the international equity sales division. Mr. Thillairajah earned an MBA from the University of Chicago and he graduated cum laude with a BA in Economics from the University of Rochester.

      From March 16, 2005 until July 6, 2005, Mr. Perkins was Chief Operating Officer of the Company. During the past 20 years, Mr. Perkins founded various startup companies in artificial intelligence, semiconductors, computer peripherals and Internet software. Among these companies, Mr. Perkins co-founded Digital Media Works, a video ad company that became public in 2002. In the early 1990's Mr. Perkins founded New Media, a PC Card company. Mr. Perkins began his career as a chip designer for Rockwell International's Semiconductor Division.

      On July 6, 2005, the Company entered into an agreement with Mr. Thillairajah to employ him as the Company's Chief Operating Officer. The initial term of the agreement is 12 months, and will automatically renew for additional 12-month periods unless either party delivers written notice of its intention not to renew at least 30 days prior to the end of the then-current term. Mr. Thillairajah's annual base compensation is $150,000. In addition, the Company agreed to pay Mr. Thillairajah $20,000 for relocation expenses. The Company granted Mr. Thillairajah 40,000 shares of the Company's common stock which will vest upon expiration of the initial term of the employment agreement. The Company also granted Mr. Thillairajah options to purchase 375,000 shares of the Company's common stock with an exercise price of $3.91 per share, which options will vest upon expiration of the initial term of the employment agreement and will expire on July 6, 2010. The Company granted Mr. Thillairajah options to purchase an additional $125,000 shares of the Company's common stock with an exercise price of $3.91 per share, which options will vest upon expiration of the initial term of the employment agreement if certain milestones have been completed at such time and will expire on July 6, 2010. Mr. Thillairajah has the right to terminate the employment agreement at any time for any reason during the employment term. The Company may terminate the employment agreement at any time for any reason after the initial term upon delivery of 30 days' prior written notice of such termination. The Company may also terminate the agreement for cause (as defined in the employment agreement) at any time. In addition, the employment agreement will automatically terminate upon Mr. Thillairajah's death or disability. If the agreement is voluntarily terminated by Mr. Thillairajah or by the Company for cause, the Company must pay Mr. Thillairajah his earned compensation through the termination date and any unvested stock options will be cancelled. If the Company voluntarily terminates the agreement without cause, the Company must pay Mr. Thillairajah his earned compensation through the termination date and any unvested stock options will become immediately vested. If the employment agreement is terminated upon the death or disability of Mr. Thillairajah, Mr. Thillairajah or his appointed trustee will be paid his compensation through the end of the employment term.

      On February 15, 2005, the Company's wholly owned subsidiary, AICI, Inc. (formerly Administration for International Credit & Investment, Inc.) entered into an agreement with Mr. Perkins to employ him as AICI's Chief Operating Officer. As described above, Mr. Perkins' position changed to Chief Technology Officer on July 6, 2005. Under the agreement, Mr. Perkins is employed on an "at will" basis and the terms of his employment will continue unless terminated by either Mr. Perkins or AICI. Termination by AICI may be with or without cause, at any time. However, the terminating party must give the other party three working days notice prior to any termination, with the caveat that AICI reserves the right to pay Mr. Perkins the equivalent of three days of salary in lieu of the three-day notice requirement. Mr. Perkins' gross salary under the agreement is set at an annual rate of $50,000.

      There was no transaction during the last two years, or any proposed transactions, to which the Company was or is to be a party, in which Messrs. Thillairajah or Perkins had or is to have a direct or indirect material interest. There are no family relationships between Messrs. Thillairajah or Perkins and the Company's directors, executive officers or persons nominated or charged by the Company to become directors or executive officers.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number     Description
-------------------------------------------------------------------------------
10.1               Employment Agreement of Sothi Thillairajah dated July 4, 2005
10.2               Employment Agreement of Carl Perkins dated February 15,
                   2005 (Incorporated by reference to Form 8-K, filed with the Securities and Exchange Commission on March 22, 2005)

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IPEX, Inc.

Dated: July 8, 2005                        By:    /s/ Milton Ault
                                                  ------------------------------
                                           Name:  Milton "Todd" Ault, III
                                           Title: Chief Executive Officer